PENSION BENEFITS (Details 7) (USD $)	Oct. 31, 2012	Oct. 31, 2011
Amounts Recognized in Accumulated Other Comprehensive Loss
Net actuarial loss	$ 4,960,745	$ 3,824,812
Prior service cost	0	0
Unrecognized net initial obligation	0	0
Total (before tax effects)	$ 4,960,745	$ 3,824,812